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                                                                    Elfun Funds
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                        SUPPLEMENT DATED OCTOBER 11, 2000
   TO PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 2000.


Michael J. Caufield has assumed portfolio management responsibility for the Tax-Exempt Income Fund from Robert R. Kaelin, the current portfolio manager. The section titled "About the Investment Adviser-About the Funds' Portfolio Managers" of the Prospectus on page 36 is hereby amended to delete Mr. Kaelin's biography and add the following biography for Mr. Caufield.

         Michael J. Caufield is a Senior Vice President of GE Asset Management and Portfolio Manager of the Tax-Exempt Income Fund (beginning October,
         2000). Mr. Caufield joined GE Asset Management in 1987 as Vice President, Manager of Fixed Income Research & Analysis.

There is no change to the investment objective and principal investment strategies of the Tax-Exempt Income Fund as stated in the Prospectus and Statement of Additional Information